RODEFER MOSS AND COMPANY PLLC LETTERHEAD





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

March 12, 2003

Gentlemen:

     We have read the statements made by Texxon, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of March, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



/s/ Rodefer Moss & Co, PLLC